[Translation]	[MHM, March 30, 2007]

SECURITIES REGISTRATION STATEMENT

(for NAV Sale)

ANNUAL SECURITIES REPORT

(the Twelfth Term)
From: November 1, 2005
To: October 31, 2006

PUTNAM GLOBAL INCOME TRUST

SECURITIES REGISTRATION STATEMENT

(for NAV Sale)

PUTNAM GLOBAL INCOME TRUST

SECURITIES REGISTRATION STATEMENT

To: Director of Kanto Local Finance Bureau

Filing Date: March 30, 2007

Name of the Registrant Fund:	PUTNAM GLOBAL INCOME TRUST
Name and Official Title of
Representative of Trust:	Charles E. Porter
Executive Vice President, Associate Treasurer,
Principal Executive Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Registration Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

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Name of the Fund Making Public	PUTNAM GLOBAL INCOME TRUST
Offering or Sale of Foreign
Investment Fund Securities:

Aggregate Amount of	Up to 1,194 million U.S. dollars
Foreign Investment Fund Securities	(approximately ¥145.3 billion)
to be Publicly Offered or Sold:

Note :	U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=¥121.73 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2007.

Places where a copy of this Securities Registration
Statement is available for Public Inspection

Not applicable.

1

	PART I.	INFORMATION CONCERNING SECURITIES

1.	NAME OF FUND:	PUTNAM GLOBAL INCOME TRUST
(hereinafter referred to as the “Fund”)

2.	NATURE OF FOREIGN	Six classes of shares (Class A shares,
	INVESTMENT FUND SECU-	Class B shares, Class C shares, Class M
	RITIES CERTIFICATES:	shares, Class R shares and Class Y shares)
Registered shares without par value
In Japan, only Class M Shares (hereinafter referred
to as the “Shares”) are for public offering. No
rating has been acquired. The Shares are additional
offering type.

3.	TOTAL AMOUNT OF	Up to 1,194 million U.S. dollars
	OFFERING PRICE:	(approximately ¥145.3 billion)

Note 1: Dollar amount is translated for convenience at the rate of $1.00=¥121.73 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2007). The same applies hereinafter.

Note 2: In this document, money amounts and percentages have been rounded up to 10 in the case of 5 or more and otherwise rounded down. Therefore, there are cases in which the amount of the “total column” is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounding up to 10 in the case of 5 or more and otherwise rounding down when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

2

4.	ISSUE PRICE:	The Net Asset Value per Share next calculated on a
Fund Business Day after the application for purchase
is received by the Fund. Investors can inquire of
Mitsubishi UFJ Securities Co., Ltd. described in
section 8 below about the issue price.

Note: A “Fund Business Day” means a day on which the New York Stock Exchange is open for business.

5.	SALES CHARGE:	The public offering price means the amount
calculated by dividing the net asset value by
(1-0.0325) and rounded to three decimal places. The
sales charge in Japan shall be 3.15% (3% before
consumption tax) of the amount obtained by
deduction of the amount equivalent to 3% of the
public offering price from such price (hereinafter
referred to as the “Sales Price”). Any amount
(understood to be 0.25% of net asset value), which is
over the net asset value, of the Sales Price shall be
retained by Putnam Retail Management Limited
Partnership (hereinafter referred to as “Putnam
Retail Management”), principal underwriter of the
Fund.

6.	MINIMUM AMOUNT OR	The minimum amount for purchase of
	NUMBER OF SHARES	Shares is 300 shares and in integral
	FOR SUBSCRIPTION:	multiples of 100 shares for the initial subscription
and of 100 Shares and integral multiples of 100
Shares for any subsequent subscription. Provided,
however, even in the case of the subsequent
subscription, a Shareholder shall hold 300 Shares or
more after the subscription.

7.	PERIOD OF SUBSCRIPTION:	From: March 31, 2007 (Saturday)
To: March 31, 2008 (Monday)

3

Provided that the subscription is handled only on a
Fund Business Day and a business day when
securities companies are open for business in Japan.

4

8.	PLACE OF SUBSCRIPTION:	Mitsubishi UFJ Securities Co., Ltd. (hereinafter
referred to as “Mitsubishi UFJ” or the “Distributor”)
4-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo

Note 1: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

9.	DATE OF PAYMENT:	Investors shall pay the Issue Price and Sales
Charge to Mitsubishi UFJ within four business days
in Japan from the day when Mitsubishi UFJ
confirms the execution of the order (the “Trade
Day”) (see page 53 in the following Annual
Securities Report).
The total issue price for each Application Day will
be transferred by Mitsubishi UFJ to the account of
the Fund at Putnam Fiduciary Trust Company within
three Fund Business Days (hereinafter referred to as
“Payment Date”) from (and including) the
Application Day.

10.	PLACE OF PAYMENT:	Mitsubishi UFJ

11.	MATTERS REGARDING TRANSFER AGENT: Not Applicable

12.	MISCELLANEOUS:
(A)	DEPOSIT FOR SUBSCRIPTION:	None

(B) OUTLINE OF UNDERWRITING, ETC.:

(1) Mitsubishi UFJ undertakes to make a public offering of Shares in accordance with an agreement dated November 21, 1997 with Putnam Retail Management Limited Partnership in connection with the sale of the Shares in Japan.

(2) During the public offering period, Mitsubishi UFJ will execute or forward the purchase orders and repurchase requests of the Shares received directly or indirectly through other Sales and Repurchase Handling Companies (hereinafter referred to as “Sales Handling Company”) to the Fund.

(3) The Fund has appointed Mitsubishi UFJ as the Agent Company in Japan.

5

Note: “The Agent Company” shall mean a securities company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association (“JSDA”) and sales handling securities companies rendering such other services.

(C) METHOD OF SUBSCRIPTION:

Investors who subscribe to Shares shall enter into with a Distributor or a Sales Handling Company an agreement concerning transactions of foreign securities. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed agreements (hereinafter referred to as “Account Contract”) and the investors submit to the Distributor or the Sales Handling Company an application for requesting the opening of a transactions account under the Account Contract. The subscription amount shall be paid in yen and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Distributor or Sales Handling Company.

The subscription amount shall be paid in dollars to the account of the Fund with the Putnam Fiduciary Trust Company for the Fund by Mitsubishi UFJ on the Payment Date.

(D) PERFORMANCE INFORMATION

The following information provides some indication of the Fund’s risks. The chart shows year-to-year changes in the performance of the Fund’s class M shares. The table following the chart compares the Fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance.

Calendar Year Total Returns

6

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown.

During the periods shown in the bar chart, the highest return for a quarter was 8.56% (quarter ending 6/30/02) and the lowest return for a quarter was -3.55% (quarter ending 6/30/99).

Average Annual Total Returns (for periods ending 12/31/06)

	Past 1 year	Past 5 years	Past 10 years

Class M	2.76%	7.22%	3.55%

Lehman Global Aggregate Bond Index	6.64%	7.85%	5.52%

Unlike the bar chart, this performance information reflects the impact of sales charges. Class M share performance reflects the current maximum initial sales charge. The Fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the Fund’s expenses. The Fund’s performance is compared to the Lehman Global Aggregate Bond Index, an unmanaged index of global investment-grade fixed-income securities.

(E) FEES AND EXPENSES

This table summarizes the fees and expenses investors may pay if they invest in the Fund. Expenses are based on the Fund’s last fiscal year.

Shareholder Fees (fees paid directly from investor’s investment)*

Class M Shares

Maximum Sales Charge (Load) Imposed on Purchases	3.25%
(as a percentage of the offering price)

Maximum Deferred Sales Charge (Load)	NONE**
(as a percentage of the original purchase price or redemption proceeds, whichever is lower)

Maximum Redemption Fee***	1.00%
(as a percentage of total redemption proceeds)

* Certain investments in class M shares may qualify for discounts on applicable sales charges.

** A deferred sales charge of 0.40% may be imposed on certain redemptions bought without an initial sales charge.

*** A 1.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. (Redemption fees will not apply to redemptions from omnibus accounts in which Japanese shareholders invest.)

7

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) <>

	Management	Distribution	Other	Acquired Fund	Total Annual	Expense	Net Expenses
	Fees	(12b-1) Fees	Expenses	Operating	Fund Operating	Reimbursement
			****	Expenses	Expenses
				*****	****

Class	0.70%	0.50%	0.54%	0.01%	1.75%	(0.30)%	1.45%
M

**** Actual other expenses and total annual fund operating expenses were lower due to a one-time expense reimbursement from Putnam Investments as described in the notes to the financial highlights.

***** Estimate of expenses attributable to the fund’s investment in Putnam Prime Money Market Fund that the fund bears indirectly, based on the total annual fund operating expenses (net of any applicable expense limitations) of Putnam Prime Money Market Fund as reported in its most recent shareholder report.

<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the Fund through October 31, 2007 to the extent necessary to ensure that the Fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the Fund. The expense reimbursement is based on a comparison of the Fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the Fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce Fund expenses.

(F) EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, investors can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that an investor invests $10,000 in the Fund for the time periods shown and then redeems all of the investor’s shares at the end of those periods. It also assumes a 5.00% return on an investor’s investment each year and that the Fund’s operating expenses remain the same. The example is hypothetical; an investor’s actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class M	$468	$830	$1,216	$2,296

(G) Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

8

PART II. INFORMATION ON THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

2. INVESTMENT POLICY

3. INVESTMENT RISKS

4. FEES, ETC. AND TAX

5. STATUS OF INVESTMENT FUND

[The description in these items is the same as the one in sections 1. to 5. in I. DESCRIPTION OF THE FUND, PART I INFORMATION ON THE FUND of Annual Securities Report.]

6. OUTLINE OF PROCEDURES, ETC.

[Summary of. II. PROCEDURES, ETC. in PART III DETAILED INFORMATION ON THE FUND will be inserted in the Japanese document but omitted in this English translation.]

7. OUTLINE OF MANAGEMENT AND ADMINISTRATION

[Summary of III. MANAGEMENT AND ADMINISTRATION in PART III DETAILED INFORMATION ON THE FUND will be inserted in the Japanese document but omitted in this English translation.]

II. INFORMATION ON FINANCIAL HIGHLIGHTS

["Financial highlights" on Class M Shares, "Statement of assets and liabilities" and "Statement of operations " along with "Note 1, Significant accounting policies" in "Notes to financial statements" are inserted in the Japanese document but omitted in this English translation.]

III. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

[The description in this item is the same as the one in II. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES in PART I INFORMATION ON THE FUND of Annual Securities Report.]

9

IV. ITEMS ON DETAILED INFORMATION ON THE FUND

I. ADDITIONAL INFORMATION ON THE FUND

1. History of the Fund

2. Outline of Laws Regulating the Fund in the Jurisdiction Where Established

3. Outline of the Supervisory Authorities

II. PROCEDURES, ETC.

1. Procedures for Application (Sales), etc.

2. Procedures for Repurchase of Shares, etc.

III. MANAGEMENT AND ADMINISTRATION

1. Outline of Management of Assets, etc.

2. Outline of Disclosure System

3. Right of Shareholders, etc.

IV. FINANCIAL CONDITIONS OF THE FUND

1. Financial Statements

2. Condition of the Fund

V. RECORD OF SALES AND REPURCHASES

PART III. DETAILED INFORMATION ON THE FUND

[The description in this item is the same as the one in PART II. DETAILED INFORMATION ON THE FUND of Annual Securities Report.]

PART IV. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

II. OUTLINE OF THE OTHER RELATED COMPANIES

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

[The description in these items is the same as the one of I. to III. in PART III. SPECIAL INFORMATION of Annual Securities Report.]

10

IV. FORM OF FOREIGN INVESTMENT FUND UNITS

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

(1) Front

a. Name of the Fund

b. Number of shares represented

c. Signatures of the Chairman and Transfer Agent

d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2) Back

a. Space for endorsement

b. Description concerning delegation of transfer agency

V. MISCELLANEOUS

(1) The ornamental design is used in cover page of the Japanese Prospectus.

(2) Outline of the Prospectus may be included at the beginning of the Prospectus, summarizing the content of “Part I. INFORMATION CONCERNING SECURITIES”, “I. DESCRIPTION OF THE FUND” in “PART II. INFORMATION CONCERNING FUND” and “II. OUTLINE OF OTHER RELATED COMPANIES” in “PART IV. SPECIAL INFORMATION”, of the SRS and Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts and the related regulation of the Distributor regarding the subscription and payment, etc. (for example, the time limit for the application of the Shares is 3 p.m. on business days).

Up-to-date information regarding “(A) Diversification of Investment Portfolio”, “(C) Results of Past Operations” of “5. STATUS OF INVESTMENT FUND” in “I. DESCRIPTION OF FUND” in “PART II. INFORMATION CONCERNING FUND” and regarding “IV. FINANCIAL CONDITIONS OF THE FUND” in “PART III. DETAILED INFORMATION CONCERNING FUND”, which will be available from time to time after the filing of the SRS, may be shown in the table, and such information may be shown graphically in addition to in a table form as an attachment to the Prospectus. Also, the foreign exchange rate related to the Fund may be shown.

ANNUAL SECURITIES REPORT
The Twelfth Fiscal Year
From: November 1, 2005
To: October 31, 2006

PUTNAM GLOBAL INCOME TRUST

ANNUAL SECURITIES REPORT
The Twelfth Fiscal Year
From: November 1, 2005
To: October 31, 2006

To: Director of Kanto Local Finance Bureau
Filing Date: March 30, 2007

Name of the Registrant Trust:	PUTNAM GLOBAL INCOME TRUST
Name and Official Title of
Representative of Trust:	Charles E. Porter
Executive Vice President, Associate Treasurer,
Principal Executive Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Registration Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome,
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

- ii -

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome,
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a copy of this Annual Securities
Report is available for Public Inspection

Not applicable.

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=¥121.73, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2007.

Note 2: In this report, money amounts and percentages have been rounded up to 10 in the case of 5 or more and otherwise rounded down. Therefore, there are cases in which the amount for the “total” column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounding up to 10 in the case of 5 or more and otherwise rounding down when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3: In this report, the fund’s “fiscal year” refers to the period from November 1 to October 31 of the following year. However, the first fiscal year refers to a period from March 17, 1995 (inception of class M shares) to October 31, 1995.

PART I. INFORMATION ON THE FUND I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(A) Objectives and Basic Nature of the Fund:

NAME OF THE FUND

Putnam Global Income Trust (the “Fund”)

GOAL

The Fund seeks high current income by investing principally in debt securities of sovereign and private issuers worldwide, including supranational issuers. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income.

MAIN INVESTMENT STRATEGIES - NON-U.S. AND U.S. BONDS

The Fund invests mainly in bonds that

- are securitized debt instruments and other obligations of companies and governments worldwide,

- are investment-grade in quality, and

- have intermediate to long-term maturities (three years or longer).

Under normal circumstances, the Investment Management Company invest at least 80% of the Fund’s net assets in investment-grade debt securities. The Investment Management Company may also invest in bonds that are below investment-grade in quality.

LIMITATION TO THE AMOUNT OF THE TRUST MONEY

No limitation is set to the amount of the trust money.

(B) Structure of the Fund:

(1) Affiliated Companies of the Fund:

Names of the affiliated companies of the Fund and their roles in the operation of the Fund are as follows:

a. Putnam Investment Management, LLC (formerly Putnam Investment Management, Inc.) (the “Investment Management Company”) renders investment management services to the Fund.

b. Putnam Investments Limited (the “Sub-Investment Management Company”) manages a separate portion of the assets of the Fund as determined by the Investment Management Company from time to time. Subject to the supervision of the Investment Management Company, the Sub-Investment

Management Company is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

c. Putnam Fiduciary Trust Company (the “Custodian” and “Investor Servicing Agent”) acts as Custodian and Investor Servicing Agent.

d. State Street Bank and Trust Company (the “Custodian” and Sub-Accounting Sevices Agent) acts as Custodian and Sub-Accounting Services Agent.

e. Putnam Retail Management Limited Partnership (the “Principal Underwriter”) engages in providing marketing services to the Fund.

f. Mitsubishi UFJ Securities Co., Ltd. (the “Distributor in Japan” and “Agent Company”) engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent company.

(Note) Putnam Fiduciary Trust Company is managing the transfer of the Fund's assets to State Street. This transfer is expected to be completed during the first half of 2007. Putnam Fiduciary Trust Company will remain custodian with respect to Fund assets until the assets are transferred.

Related Companies of the Fund

Fund
Putnam Global Income Trust
Trustees
(Agreement and Declaration of Trust)
Investor Servicing Agreement
Custodian Agreement
Distribution Agreement
Principal Underwriter
Putnam Retail Management Limited Partnership
(acts as distributor)
Custodian, Investor Servicing Agent
Putnam Fiduciary Trust Company
(acts as custodian and investor servicing agent of the Fund)
Custodian, Sub-Accounting Services Agent
State Street Bank & Trust Company
(acts as custodian and sub-accounting services agent of the Fund)
Master Custodian Agreement
Japan Dealer Sales Agreement
Agent Company Agreement
Management Contract
Master Sub-Accounting Services Agreement
Investment Management Company
Putnam Investment Management, LLC
(acts as investment manager of the Fund and investment adviser concerning the Fund's assets)
Distributor in Japan
Agent Company
SMBC Friend Securities Co., Ltd.
(forwarding of sales in Japan and rendering of service as agent company)
Sub-Management Contract
Sub-Investment Management Company
Putnam Investments Limited
(acts as investment adviser for a portion of the Fund's assets)

(2) Outline of Agreements concluded between related parties of the Fund

Role in Operation	Related Party	Agreement	Outline
of Fund

Investment	Putnam Investment	Management	An agreement concluded on July 1,
Management	Management, LLC	Contract (Note 1)	1999, on Investment Management
Company			Company’s acting as investment
manager of the Fund and as investment
adviser concerning the Fund’s assets

Sub-Investment	Putnam Investments	Sub-Management	An agreement concluded on December
Management	Limited	Contract	30, 2006 on Sub-Investment Company’s
Company		(Note 2)	acting as sub-investment manager for a
portion of the Fund’s assets.

Custodian and	Putnam Fiduciary Trust	Amended and	An agreement concluded on February
Investor Servicing	Company	Restated Custodian	10, 2006, on Custodian’s acting as
Agent		Agreement (Note 3)	custodian of the Fund’ assets.

		Investor Servicing	An agreement concluded on January 1,
		Agreement (Note 4)	2005, on Investor Servicing Agent’s
acting as investor servicing agent

Custodian and	State Street Bank and	Master Custodian	An agreement concluded on January 1,
Sub-Accounting	Trust Company	Agreement (Note 3)	2007, on Custodian’s acting as
Services Agent			custodian of the Fund’s assets.

		Master	An agreement concluded on January 1,
		Sub-Accounting	2007, on Sub-Accounting Services
		Services Agreement	Agent’s acting as accounting services
		(Note 5)	agent of the Fund.

Principal	Putnam Retail	Distribution	An agreement concluded on June 10,
Underwriter	Management Limited	Agreement	2005, on Distribution plan of Class M
	Partnership		shares

Agent Company	Mitsubishi UFJ Securities	Agent Securities	An agreement concluded November 5,
	Co., Ltd.	Company Agreement	1997, on Agent Company’s rendering of
		(Note 6)	service as agent company in Japan

Distributor in	Mitsubishi UFJ Securities	Japan Dealer Sales	An agreement concluded November 21,
Japan	Co., Ltd.	Agreement (Note 7)	1997, on Distributor’s sale of shares of
the Fund in Japan

(Note 1) Management Contract is an agreement by which Investment Management Company agrees to provide investment management services of Fund and investment advisory services of Fund’s assets.

(Note 2) Sub-Management Contract is an agreement by which Sub-Investment Management Company agrees to provide investment advisory services for a portion of the Fund’s assets as determined from time to time by Investment Management Company.

(Note 3) (Master) Custodian Agreement is an agreement by which Custodian agrees to provide custody services of Fund’s assets.

(Note 4) Investor Servicing Agreement is an agreement by which the Investor Servicing Agent agrees to provide investor servicing agent functions to the Fund.

(Note 5) Master Sub-Accounting Services Agreement is an agreement under which Investment Management Company has delegated to Custodian responsibility for providing certain administrative, pricing, and bookkeeping services for the Fund.

(Note 6) Agent Securities Company Agreement is an agreement by which Agent Company, appointed by Fund, agrees to distribute prospectuses relating to Shares, to make public the daily net asset value per Share and to distribute management reports and other documents required to be prepared in accordance with the applicable laws and regulations of Japan and/or the Rules of the Japan Securities Dealers Association, etc.

(Note 7) Japan Dealer Sales Agreement is an agreement by which Distributor in Japan agrees to sell Shares delivered by Principal Underwriter for the purpose of public offering in Japan in accordance with the provisions of the applicable laws and regulations of Japan and the prospectus in Japan.

(3) Outline of the Fund

1. Fund

a. Law of Place of Incorporation

The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on June 30, 1986.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end, non-diversified investment management company under the Investment Company Act of 1940.

b. Purpose of the Fund

The purpose of the Fund is to provide investors with a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

c. History of the Fund

June 30, 1986:	Organization of the Fund as a Massachusetts business trust.
Adoption of the Agreement and Declaration of Trust.

February 24, 1987:	Adoption of the Amended and Restated Agreement and
Declaration of Trust.

December 3, 1993:	Adoption of the Amended and Restated Agreement and
Declaration of Trust

May 13, 2002:	Adoption of the Amended and Restated Agreement and
Declaration of Trust. Prior to May 13, 2002 the fund was
known as Putnam Global Governmental Income Trust.

d. Amount of Capital Stock

Not applicable.

e. Information Concerning Major Shareholders

Not applicable.

2. Putnam Investment Management LLC (the “Investment Management Company”)

a. Law of Place of Incorporation

Putnam is a limited liability company organized under the law of the State of Delaware. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Investment Advisors Act of 1940 may not conduct their business unless they are registered with the Securities and Exchange Commission (the “SEC”).

b. Purpose of the Company

The Investment Management Company’s sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

c. History of the Company

The Investment Management Company is one of America’s oldest and largest money management firms. Investment Management Company’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with mutual fund assets of over $122.7 billion in aggregate net asset value and over 9 million shareholder accounts at

January 31, 2007. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.

Total assets under management by Putnam entities, including assets of mutual funds and other clients, are nearly $191 billion as of January 31, 2007.

Putnam Investment Management, LLC, Putnam Retail Management Limited Partnership, Putnam Investments Limited and Putnam Fiduciary Trust Company are subsidiaries of Putnam, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109 and except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

d. Amount of Capital Stock

1. Amount of member’s equity (as of the end of January, 2007): $71,036,022*

2. Record of Amount of Member’s equity (for the latest 5 years):

Year	Member’s Equity
End of 2002	$138,739,094
End of 2003	$144,486,036
End of 2004+	-$9,155,466
End of 2005	$73,231,356
End of 2006	$70,594,104*

*Unaudited

+During 2004, Putnam Investment Management accrued $223,524,388 of regulatory settlements. This, along with net intercompany transactions with the Parent and its affiliates resulted in the decrease. Net income for the year ended December 31, 2004 was $89,819,256. This was offset by $243,460,758 of net intercompany transactions, which are factored as a reduction of Members’ Equity.

e. Information Concerning Major Stockholders

As of the end of January 2007, all the outstanding interests in the Investment Management Company were owned by Putnam LLC. See subsection c. above.

2. INVESTMENT POLICY

(A) Investment Policy

Any investment carries with it some level of risk that generally reflects its potential for reward. The Investment Management Company will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

(B) Objects of Investment

The Fund pursues its goal by investing mainly in non-U.S. and U.S. bonds and securitized debt instruments.

(C) Management Structure of the Fund:

Investment Management Company is ultimately managed by its managing members. The Sub-Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management

Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

The Investment Management Company has retained its affiliate, Putnam Investments Limited (“Sub-Investment Management Company”), to manage a separate portion of the assets of the Fund. Subject to the supervision of the Investment Management Company, Sub-Investment Management Company is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

Sub-Investment Management Company provides a full range of international investment advisory services to institutional and retail clients. Sub-Investment Management Company’s address is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

Investment management team.

Investment Management Company’s and Sub-Investment Management Company’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed-Income Team manage the Fund’s investment. The names of all team members can be found at www.putnam.com. The team members identified as the fund's Portfolio Leader and Portfolio Member coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio leader	Since	Employer	Positions Over Past Five Years

Kevin M. Cronin	2000	Putnam	Head of Investments; Chief Investment
		Management	Officer, Core Fixed-Income, Fixed Income
		1997-Present	Money Market and Tax Exempt Fixed
			Income Teams

Portfolio member	Since	Employer	Positions Over Past Five Years

William Kohli	1994	Putnam	Director, Core Fixed Income Team
		Management
		1994-Present

Other funds managed by the Portfolio Leader and Portfolio Member. As of the fund's fiscal year-end, Kevin Cronin was also a Portfolio Leader of Putnam American Government Income Fund, Putnam Income Fund, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust, and was also a Portfolio Member of Putnam Equity Income Fund. William Kohli was also a Portfolio Leader of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust. Kevin Cronin and William Kohli may also manage other accounts and variable trust funds, managed by Putnam Management or an affiliate.

Changes in the fund's Portfolio Leader and Portfolio Member. No changes in the fund's Portfolio Leader or Portfolio Member occurred during the year ended October 31, 2006. Other individuals who served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include William Kohli (May 2002 – June 2002).

Fund ownership. The following table shows the dollar ranges of shares of the fund and all Putnam funds owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Investment in the fund by Putnam employees and the Trustees. As of October 31, 2006, all of the Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Putnam Fund Ownership by Putnam’s Executive Board. The following table shows how much the members of Putnam's Executive Board have invested in the Putnam fund (in dollar ranges). Information shown is as of the end of the fund's last two fiscal years.

Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, Global Income Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

· Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader and Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(D) Distribution Policy:

The Fund distributes any net investment income monthly and any net realized capital gains annually. Net investment income consists of interest accrued on portfolio investments of the Fund, less accrued expenses. Although the Fund’s quarterly (in and after January 1998, monthly) distribution may include capital gains derived from non-U.S. currency transactions, there can be no assurance that distributions will include such gains due to the volatility of non-U.S. currency markets. Distributions from capital gains are made after applying any available capital loss carryovers. A capital loss carryover is currently available.

(E) Restrictions of Investment:

Except for the investment restrictions designated as fundamental below, the investment restrictions described in this Securities Registration Statement and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental investment restrictions without shareholder approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(4) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7) Issue any class of securities which is senior to the Fund’s shares of beneficial interest, except for permitted borrowings.

(8) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities. (Securities denominated in gold or whose value is determined by the value of gold are not considered to be commodity contracts.)

(9) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry.

The Investment Company Act of 1940 provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association:

1. The Fund will not invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by Putnam Investment Management, LLC, the Fund’s investment manager (“Putnam Management”) to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

2. The Fund will not borrow money in excess of 10% of the value of its total assets;

3. The Fund will not make short sales of securities in excess of the Fund’s net asset value; and,

4. The Fund will not, together with other mutual funds managed by Putnam Management, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the Fund’s offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund’s status as a “bond investment trust” under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3. INVESTMENT RISKS

(A) INVESTMENT RISKS:

MAIN RISKS

The main risks that could adversely affect the value of the Fund’s shares and the total return on an investor’s investment include: The risk that movements in financial markets will adversely affect the value of the Fund’s investments. This risk includes interest rate risk, which means that the prices of the Fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

The risk that the issuers of the Fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the Fund may invest significantly in below investment-grade bonds (sometimes referred to as “junk bonds”), it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the Fund.

The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

The risk of investing in fewer issuers than a Fund that invests more broadly. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than a “diversified” Fund. The Fund’s ability to invest in fewer issuers increases the Fund’s vulnerability to factors affecting a single investment; therefore, the Fund may be more exposed to risks of loss and volatility than a fund that invests more broadly.

The risk that the Fund's use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative's price, or the potential inability to terminate derivatives positions.

You can lose money by investing in the Fund. The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A description of the risks associated with the Fund’s main investment strategies follows.

Interest rate risk.

The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Fund invests mostly in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. The Fund may invest up to 20% of the fund's net assets in securities rated below investment grade, including investments in the lowest category of the rating agency. However, the Fund will not invest more than 5% of the fund's net assets in securities that are rated lower than CCC or its equivalent by each rating agency rating the investment, or are unrated securities that we believe are of comparable quality. The Fund will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below investment grade. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the Fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Bank Loans

The Fund may invest in bank loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The Fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The Fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the Fund may invest are not generally rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, the Fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The Fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The Fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the Fund such payments and to enforce the Fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the underlying loan. When the Fund is required to rely upon a lending institution to pay to the Fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the Fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the Fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the Fund may also involve loans made in foreign currencies. The Fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the Fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the Fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

Non-U.S. Currency Transactions

To manage its exposure to foreign currencies, the Fund may engage in non-U.S. currency exchange transactions, including purchasing and selling non-U.S currency, non-U.S currency options, non-U.S. currency forward contracts and non-U.S. currency futures contracts and related options. In addition, the Fund may engage in these transactions for the purpose of increasing its return. Non-U.S. currency transactions involve costs, and, if unsuccessful, may reduce the Fund’s return.

Generally, the Fund may engage in both "transaction hedging" and "position hedging." The Fund may also engage in non-U.S. currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the Fund enters into non-U.S. currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a non-U.S. currency. By transaction hedging the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable non-U.S. currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The Fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the Fund intends to buy are denominated or quoted).

The Fund may purchase or sell a non-U.S. currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that non-U.S. currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the Fund may also enter into contracts to purchase or sell non-U.S. currencies at a future date ("forward contracts") and purchase and sell non-U.S. currency futures contracts. The Fund may also purchase or sell exchange-listed and over-the-counter call and put options on non-U.S. currency futures contracts and on non-U.S. currencies.

A non-U.S. currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a non-U.S. currency at a price set at the time of the contract. Non-U.S. currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A non-U.S. currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward non-U.S. currency exchange contracts differ from non-U.S. currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the Fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the Fund intends to purchase or sell non-U.S. currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional non-U.S. currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of non-U.S. currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the non-U.S. currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of non-U.S. currency the Fund is obligated to deliver.

As noted above, the Fund may purchase or sell exchange-listed and over-the-counter call and put options on non-U.S. currency futures contracts and on non-U.S. currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.

Non-U.S. currency options are traded primarily in the over-the-counter market, although options on non-U.S. currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The Fund will only purchase or write non-U.S. currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on non-U.S. currencies may be affected by all of those factors which influence non-U.S. exchange rates and investments generally.

The Fund's currency hedging transactions may call for the delivery of one non-U.S. currency in exchange for another non-U.S. currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the Fund and tend to limit any potential gain which might result from the increase in value of such currency.

The Fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the Fund's best interest but that securities denominated in that currency are unattractive. In that case the Fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the Fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the Fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on non-U.S. currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's current return if the option expires unexercised or is closed out at a net profit. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and non-U.S. currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of non-U.S. currencies (and therefore the values of non-U.S. currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and non-U.S. government actions. Government intervention may increase risks involved in purchasing or selling non-U.S. currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a non-U.S. currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the non-U.S. currency in question. Although non-U.S. exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a non-U.S. currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Because non-U.S. currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of non-U.S. currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying non-U.S. currencies in connection with options at prices that are less favorable than for round lots. Non-U.S. governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of non-U.S. currencies.

There is no systematic reporting of last sale information for non-U.S. currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in non-U.S. currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the Fund will engage in non-U.S. currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the Fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the Fund will engage in non-U.S. currency exchange transactions at any given time or from time to time.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed,investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Non-U.S. investments. Non-U.S. investments involve certain special risks, including:

» Unfavorable changes in currency exchange rates: Non-U.S. investments are typically issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar.

» Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, imposition of restrictions on the exchange or export of non-U.S. currency, and tax increases.

» Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

» Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

» Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means the Fund may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, the Fund may at times find it difficult to value the Fund's non-U.S. investments.

» Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments. The procedures and rules governing non-U.S. transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

» Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

The risks of non-U.S. investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets or investments in U.S. companies that have significant non-U.S. operations.

Derivatives. The Fund may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Investment Management Company may make use of "short" derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Fund may use derivatives both for hedging and non-hedging purposes. For example, the Fund may use derivatives to increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, the Investment Management Company may also choose not to use derivatives, based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from a short derivatives position is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Other investments.

In addition to the main investment strategies described above, the Fund may make other types of investments, such as investments in asset-backed, hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws. The fund may also loan its portfolio securities to earn additional income. These practices may be subject to other risks.

Hybrid Instruments

Under U.S. Law, these instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the non-U.S. bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments, under U.S. law, may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Alternative strategies.

Under normal market conditions, the Investment Management Company keeps the Fund’s portfolio fully invested, with minimal cash holdings. However, at times the Investment Management Company may judge that market conditions make pursuing the Fund’s usual investment strategies inconsistent with the best interests of its shareholders. The Investment Management Company then may temporarily use alternative strategies that are mainly designed to limit losses. However, the Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies.

The Trustees may change the Fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Portfolio transactions and portfolio turnover rate.

Transactions on stock exchanges, commodities markets and futures markets involve the payment by the Fund of brokerage commissions. The Fund paid $21,280 in brokerage commissions during the last fiscal year, representing 0.02% of the Fund’s average net assets. Of this amount, no payments were made to brokers who also provided research services.

Although brokerage commissions and other portfolio transaction costs are not reflected in the Fund’s Net Expenses ratio for class A shares (not offered in Japan), they are reflected in the Fund’s total return. Combining the brokerage commissions paid by the Fund during the last fiscal year (as a percentage of the Fund’s average net assets) with the Fund’s Net Expenses ratio for class A shares results in a “combined cost ratio” of 1.22% of the Fund’s average net assets for class A shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the Fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the Fund’s portfolio turnover rate, which measures how frequently the Fund buys and sells investments. During the past five the Fund’s fiscal year portfolio turnover rate and the average turnover rate for the Fund’s Lipper category were as follows:

Turnover Comparison	2006	2005	2004	2003	2002

Putnam Global Income Trust	98%	198%	162%	198%	331%

Lipper Global Income Funds Average*	159%	158%	194%	187%	176%

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the Fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the Fund’s portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of December 31, 2006.

Both the Fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and, for investors in taxable accounts, increased taxes.

Portfolio holdings

For information on the Fund’s portfolio, an investor may visit the Putnam Investments website, www.putnam.com/individual, where the Fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the Fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

(B) MANAGEMENT STRUCTURE FOR INVESTMENT RISKS:

The Fund builds risk management into the investment process. The Fund identifies areas of potential risk and then puts the policies, procedures and controls in place - including oversight by a Risk Management Committee - to actively manage those risks.

4. FEES, ETC AND TAX

(A) Sales Charge:

The public offering price means the amount calculated by dividing the net asset value by (1-0.0325) and rounded to three decimal places. The sales charge in Japan shall be 3.15% (3% before consumption tax) of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the “Sales Price”). Any amount (understood to be 0.25% of net asset value), which is over the net asset value, of the Sales Price shall be retained by Putnam Retail Management Limited Partnership (hereinafter referred to as “Putnam Retail Management”), principal underwriter of the Fund. Investors shall pay the sales charge to Mitsubishi UFJ within 4 business days in Japan from the Trade Day.

(B) Repurchase Charge:

Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or the Sales Handling Company on a Fund business day that is business day of the securities companies in Japan without a contingent deferred sales charge.

(C) Management Fee, etc.:

(1) Management Fee:

Under a Management Contract dated July 1, 1999, the Fund pays a quarterly fee to Putnam Management based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at the annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% of any excess thereafter. Pursuant to the Management Contract, the Fund incurred $528,321, $941,083 and$1,051,430 in management fees (after applicable waivers) for the fiscal years ending on October 31, 2006, 2005 and 2004, respectively.

Expense Limitation. In order to limit expenses, through October 31, 2007 Putnam Management has agreed to waive fees and reimburse expenses of the fund to the extent necessary to ensure that the fund pays total fund operating expenses at an annual rate that does not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund (expressed in each case as a percentage of average net assets). For these purposes, total fund operating expenses of both the fund and the Lipper category average will be calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce fund expenses, the Lipper category average will be calculated by Lipper each calendar quarter in accordance with Lipper’s standard method for comparing fund expenses based on expense information for the most recent fiscal year of each fund included in that category, and the expense limitation will be updated as of the first business day after Lipper publishes the category average (generally shortly after the end of each calendar quarter).

Fee waivers for investments in affiliated fund. The Fund invests a portion of its assets in Putnam Prime Money Market Fund. In connection with such investment, management fees paid by the Fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the Fund in Putnam Prime Money Market Fund. Net management fees paid for fiscal 2006, 2005 and 2004 reflect the waiver of $10,547, $21,377 and $10,180, respectively, in management fees otherwise payable by the Fund to Putnam Management in respect of such investments.

(2) Sub-Investment Management Company's Fee. Pursuant to the terms of a sub-management agreement between Investment Management Company and Sub-Investment Management Company, Investment Management Company (and not the Fund) pays a quarterly sub-management fee to Sub-Investment Management Company for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the Fund, if any, managed by Sub-Investment Management Company from time to time.

(3) Custodian Fee and Charges of the Investor Servicing Agent

Effective January 1, 2007 the Fund retained State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111, as its custodian. Putnam Fiduciary Trust Company “PFTC”, the Fund’s previous custodian, is managing the transfer of the Fund’s assets to State Street. This transfer is expected to be completed during the first half of 2007. State Street is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the Fund and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the fund will buy or sell. State Street has a lien on the Fund’s assets to secure charges and advances made by it.

PFTC will remain custodian with respect to the Fund’s assets until the assets are transferred, performing similar services to those described for State Street. PFTC may employ one or more sub-custodians in fulfilling its responsibilities. The Fund pays State Street and PFTC an annual fee based on the Fund’s assets held with each of them and on securities transactions processed by each of them and reimburses them for certain out-of-pocket expenses. In addition to the fees the Fund pays to PFTC for providing custody services, the Fund will make additional payments to PFTC in 2007 for managing the transition of custody services from PFTC to State Street and for providing oversight services. The Fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund’s custody fee based on the amount of cash maintained by its custodian.

The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund’s Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.

For the fiscal year ending on October 31, 2006, the fund incurred $384,577 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company before the expense reduction, and $364,016 after the expense reduction.

.

(4) Fee under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to Putnam Retail Management Limited Partnership. at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of an investor’s investment.

Payments to dealers. If you purchase your shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading "Fees and Expenses" in Part I, 12., (E) of the Securities Registration Statement.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading "Fees and Expenses in Part I, 12., (E) of the Securities Registration Statement."

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam's retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other Payments Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive additional payments from the fund’s transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities, to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis.

Putnam Retail Management Limited Partnership makes quarterly payments to Mitsubishi UFJ and other dealers at an annual rate of 0.40% of the average net asset value of Class M shares attributable to shareholders for whom Mitsubishi UFJ and other dealers are designated as the dealer of record.

Payments under the plan are intended to compensate Putnam Retail Management Limited Partnership for services provided and expenses incurred by it as principal underwriter of the Fund’s shares, including the payments to dealers mentioned above. Putnam Retail Management Limited Partnership may suspend or modify such payments to dealers.

For the fiscal year ended October 31, 2006, the Fund paid fees under the distribution plan of $115,210 for Class M shares.

(D) Other Expenses:

The Fund pays all expenses not assumed by Investment Management Company, including Trustees’ fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimbursed Investment Management Company for administrative services during fiscal year 2006, including compensation of certain Fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit. The total reimbursement is determined annually by the Trustees and was $19,086 for Fiscal 2006 and the portion of total reimbursement for compensation and contributions was $15, 750.

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the Fund’s other affairs and business. The basis for the Trustees’ approval of the Fund’s management contract and the sub-management contract is discussed in the Fund’s annual report to shareholders dated October 31, 2006.

The table below shows the value of each Trustee’s holdings in the Fund and in all of the Putnam Funds as of December 31, 2006.

Name of Trustee	Dollar range of Putnam	Aggregate dollar range of shares
	Global Income Trust shares	held in all of the Putnam funds
	owned	overseen by Trustee

Jameson A. Baxter	$1-$10,000	over $100,000

Charles B. Curtis	$1-$10,000	over $100,000

Myra R. Drucker	$1-$10,000	over $100,000

John A. Hill	$1-$10,000	over $100,000

Paul L. Joskow	$1-$10,000	over $100,000

Elizabeth T. Kennan	$1-$10,000	over $100,000

Kenneth R. Leibler	$1-$10,000	over $100,000

Robert E. Patterson	$1-$10,000	over $100,000

W. Thomas Stephens	$1-$10,000	over $100,000

Richard B. Worley	$1-$10,000	over $100,000

*Charles E. Haldeman, Jr.	$10,001-$50,000	over $100,000

*George Putnam, III	$10,001-$50,000	over $100,000

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed "interested persons" by virtue of their positions as officers of the Fund, Putnam Management or Putnam Retail Management or as shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of Putnam Investments. Mr. Putnam, III is the President of the Fund and each of the other Putnam funds. The balance of the Trustees are not "interested persons."

Each independent Trustee of the Fund receives an annual retainer fee and additional fees for each Trustees' meeting attended, for attendance at industry seminars and for certain compliance-related services. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam also receives the foregoing fees for his services as Trustee.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your Fund's fiscal year, are shown in the table below:

Audit and Compliance Committee*	13
Board Policy and Nominating Committee	10
Brokerage Committee**	6
Contract Committee	15
Distributions Committee	11
Executive Committee	2
Investment Oversight Committees	35
Marketing Committee***	8
Pricing Committee*	13
Shareholder Communications and Relations Committee***	8
Investment Process Committee	9

* Effective January 2006, the responsibilities of the Audit and Pricing Committee were divided between two separate committees, the Audit and Compliance Committee and the Pricing Committee. The number of meetings also includes the number of meetings held by the Audit and Pricing Committee prior to the formation of the new committees.

** Effective January 2006, the Brokerage and Custody Committee was renamed the Brokerage Committee.

*** Effective January 2006, certain responsibilities of the Communication, Service and Marketing Committee were assigned to two new committees, the Marketing Committee and the Shareholder Communications and Relations Committee. The number of meetings also includes the number of meetings held by the Communication, Service and Marketing Committee prior to the formation of the new committees.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2006, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2006:

COMPENSATION TABLE

		Pension or	Estimated annual	Total
	Aggregate	retirement	benefits from all	compensation
Trustees/Year	compensation	benefits accrued	Putnam funds	from all Putnam
	from the fund	as part of fund	upon retirement(1)	funds(2)
		expenses

Jameson A.	$1,615	$573	$110,500	$290,000
Baxter/1994(3)

Charles B.	$1,572	$837	$113,900	$300,000
Curtis/2001

Myra R.	$1,533	$0	N/A	$290,000
Drucker/2004(3)

Charles E.
Haldeman,	$0	$0	N/A	$0
Jr./2004

John A.
Hill/1985(3)(4)	$2,219	$788	$161,700	$421,419

Paul L.
Joskow/1997(3)	$1,582	$506	$113,400	$295,000

Elizabeth T.
Kennan/1992(3)	$1,630	$725	$108,000	$300,000

Kenneth R.
Leibler/2006(5)	$268	$0	N/A	$47,500

John H. Mullin,
III/1997(3)(6)	$917	$635	$107,400	$185,000

Robert E.
Patterson/1984	$1,602	$438	$106,500	$300,000

George Putnam,
III/1984(4)	$1,706	$398	$130,300	$320,000

W. Thomas	$1,528	$607	$107,100	$290,000
Stephens/1997(3)

Richard B.	$1,575	$0	N/A	$300,000
Worley/2004

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005. For Mr. Mullin, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam Funds.

(2) As of December 31, 2006, there were 107 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of October 31, 2006, the total amounts of deferred compensation payable by the Fund, including income earned on such amounts, to these Trustees were: Ms. Baxter - $4,289; Ms. Drucker - $367; Mr. Hill - $19,295; Dr. Joskow - $5,030; Dr. Kennan - $391; Mr. Mullin - $5,558; and Mr. Stephens - $477.

(4) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(5) Mr. Leibler was elected to the Board of Trustees of the Putnam funds on October 12, 2006.

(6) Mr. Mullin retired from the Board of Trustees of the Putnam funds on June 30, 2006.

Under a Retirement Plan for Trustees of the Putnam funds (the “Plan”), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004, and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

The Investment Management Company places all orders for purchases and sales of the Fund’ portfolio securities. In selecting broker-dealers, the Investment Management Company may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, the Investment Management Company may consider sales of Fund shares (and, if permitted by law, shares of the other Putnam Funds) as a factor in the selection of broker-dealers. During fiscal 2004, 2005, and 2006, the Fund paid $15,621, $13,992 and $21,280 in brokerage commissions, respectively. During fiscal 2006 the Fund did not pay any fees to brokers and dealers to recognize research services provided to the Investment Management Company and its affiliates.

For the fiscal year ended October 31, 2006, the Fund paid $891,995 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

At the end of fiscal 2006, the Fund held no securities of the Fund’s regular broker-dealers.

(E) Tax Treatment of Shareholders

The Fund qualifies as a “bond investment trust.” On that basis, the tax treatment of unitholders in Japan of funds is as follows:

If a fund is classified under the Japanese tax law as a publicly offered, non-U.S. public and corporate bond fund:

(1) Distributions to be made by a fund will be treated as distributions made by a publicly offered, domestic public and corporate bond investment trust.

(2) Distributions (including differences (in terms of the Fund’s currency) between the redemption amount and the amount equal to capital of the Fund (hereinafter the same shall apply)) to be made by a fund to Japanese individual unitholders will be subject to the separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% local tax)). In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions to be made by the Fund to Japanese corporate unitholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% local taxes)). In certain case, a report concerning payments will be filed with the chief of the tax office.

(4) In general, distributions from the Fund are subject to withholding of United States federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for non-U.S. tax credit in Japan. Notwithstanding the above, distributions of certain properly designated “capital gain dividends,” “interest-related dividends,” and “short-term capital gain dividends” (as such terms are defined under the United States Internal Revenue Code of 1986, as amended) will generally not be subject to withholding of United States federal income tax. Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

(5) The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called “balance collection method”, so that only the amount equivalent to 20% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(6) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to distributions paid by a domestic corporation, shall not apply.

(7) Capital gains and losses arising from purchase and sale, and repurchase of the units, shall be treated in the same way as those arising from purchase and sale of a publicly offered, domestic public and corporate bond investment trust, and no tax will be levied on individual unitholders for their capital gains.

This Fund qualifies as a public offered, non-U.S. government and corporate bond fund under the tax law. Provided, that there is a possibility that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

5. STATUS OF INVESTMENT FUND

(A) Diversification of Investment Portfolio (unaudited)

			(As of January 31, 2007)

Type of Asset	Name of Country	Total U.S. Dollars	Investment Ratio (%)

Collateralized Mortgage Obligations	United States	40,701,144	32.52
	Ireland	1,038,134	0.83
	United Kingdom	676,334	0.54

Sub-Total		42,415,612	33.89

Foreign Government Bonds and Notes	Austria	6,263,836	5.00
	Netherlands	6,126,769	4.90
	Japan	4,959,306	3.96
	Spain	4,083,105	3.26
	Ireland	2,326,827	1.86
	Canada	2,281,269	1.82
	Denmark	1,769,897	1.42
	France	1,640,118	1.31
	Italy	1,544,185	1.23
	United Kingdom	1,170,750	0.94
	Sweden	602,928	0.48

Sub-Total		32,768,990	26.18

Asset-Backed Securities	United States	12,866,444	10.28
	United Kingdom	3,204,427	2.56
	Cayman Islands	1,175,022	0.94
	Ireland	105,868	0.08

Sub-Total		17,351,761	13.86

U.S. Government Agency Mortgage Obligations	United States	15,060,934	12.03

Corporate Bonds	Germany	4,058,874	3.24
	Austria	1,956,147	1.57
	United States	1,718,378	1.37
	France	686,668	0.55
	Luxembourg	592,309	0.47
	Cayman Islands	366,442	0.29
	Finland	328,892	0.26
	United Kingdom	195,876	0.16
	Netherlands	160,814	0.13

Sub-Total		10,064,400	8.04

U.S. Treasury Obligations	United States	2,369,419	1.89

Purchased Options	United States	880,322	0.70

Short-Term Investments	United States	8,946,263	7.15

Cash, Deposits and Other Assets (After deduction of liabilities)		-4,701,018	-3.74

Total (Net Asset Value)		125,156,683	100.00

Note: Investment ratio is calculated by dividing eash asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

As of January 31, 2007, XX%, XX% and XX% of the total Net Assets of the Fund was invested in securities rated AAA (or its equivalent), AA (or its equivalent) and other securities, respectively.

Note: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

As of January 31, 2007, 71.2%, 4.1% and 24.7% of the total Net Assets of the Fund was invested in securities rated AAA (or its equivalent), AA (or its equivalent) and other securities, respectively.

(B) Investment Assets

(a) Names of Major Portfolio

					Interest	Quantity	Acquisition Cost		Current Value		Investment

		Country of	Type of		Rate	(Number of	Per Share	Total	Per Share	Total	Ratio
Ranking	Name of Securities	Issue	Issue	Maturity	(%)	Shares)	(U.S.$)	(U.S.$)	(U.S.$)	(U.S.$)	(%)

1.	Federal National Mortgage Association	United States	U.S. Government Agency
	Pass-Through Certificates TBA		Mortgage Obligations	2037	5 1/2	7,600,000	0.97	7,353,938	0.98	7,476,500	5.97

2.	Netherlands (Government of) bonds	Netherlands	Foreign Government Bonds
			& Notes	2012	5	4,500,000	1.41	6,345,047	1.36	6,126,769	4.90

3.	Spain (Kingdom of) bonds	Spain	Foreign Government Bonds
			& Notes	2012	5	3,000,000	1.34	4,020,645	1.36	4,083,105	3.26

4.	Austria (Republic of) 144A notes Ser.	Austria	Foreign Government Bonds
	EMTN		& Notes	2013	3.8	3,000,000	1.17	3,496,077	1.28	3,845,475	3.07

5.	Bayview Commercial Asset Trust	United States	Collateralized Mortgage
	144A FRB Ser. 06-CD1A, Class A1		Obligations	2023	4.64	3,119,281	0.90	2,818,797	0.85	2,653,804	2.12

6.	Austria (Republic of) notes Ser. EMTN	Austria	Foreign Government Bonds
			& Notes	2012	3 3/8	2,900,000	0.78	2,249,987	0.83	2,418,361	1.93

7.	Ireland (Republic of) bonds	Ireland	Foreign Government Bonds
			& Notes	2013	5	1,700,000	1.36	2,316,829	1.37	2,326,827	1.86

8.	Japan (Government of) bonds Ser. 4	Japan	Foreign Government Bonds
			& Notes	2015	1/2	293,190,000	0.01	2,380,518	0.01	2,292,837	1.83

9.	Norddeutsche Landesbank Girozentrale
	bonds Ser. 7	Germany	Corporate Bonds & Notes	2010	5 3/4	1,500,000	1.04	1,556,275	1.37	2,060,704	1.65

10.	Bayerische Landesbank bonds Ser. 5	Germany	Corporate Bonds & Notes	2009	5 1/4	1,500,000	1.02	1,532,594	1.33	1,998,170	1.60

11.	Oester Postspark Bawag foreign
	government guaranty Ser. EMTN	Austria	Corporate Bonds & Notes	2011	3 1/4	2,375,000	0.77	1,825,667	0.82	1,956,147	1.56

12.	Commercial Mortgage Pass-Through	United States	Collateralized Mortgage
	Certificates Ser. 06-C7, Class A4		Obligations	2046	5.77	1,776,000	1.00	1,784,757	1.02	1,814,086	1.45

13.	Denmark (Kingdom of) bonds	Denmark	Foreign Government Bonds
			& Notes	2009	6	9,640,000	0.13	1,269,026	0.18	1,769,897	1.41

14.	Japan (Government of) CPI Linked	Japan	Foreign Government Bonds
	bonds Ser. 8		& Notes	2016	1	218,302,000	0.01	1,865,950	0.01	1,767,792	1.41

15.	Wells Fargo Mortgage Backed Securities
	Trust Ser. 05-AR12, Class 2A5	United States	Asset-backed Securities	2035	4.32	1,716,000	1.00	1,708,607	0.96	1,651,822	1.32

16.	France (Government of) bonds Ser.	France	Foreign Government Bonds
	OATe		& Notes	2012	3	1,190,519	1.35	1,611,138	1.38	1,640,036	1.31

17.	U.S Treasury Inflation Index Notes	United States	U.S. Treasury Obligations	2016	2	1,664,977	0.98	1,624,668	0.97	1,611,479	1.29

18.	Italy (Republic of) unsub. notes Ser. 11,	Italy	Foreign Government Bonds
	Tranche 1		& Notes	2010	3 1/8	1,900,000	0.76	1,448,156	0.81	1,544,185	1.23

19.	Federal National Mortgage Association	United States	U.S. Government Agency
	Pass-Through Certificates		Mortgage Obligations	2021-2035	6	1,312,735	1.01	1,329,032	1.01	1,327,634	1.06

20.	Green Tree Financial Corp. Ser. 99-5,
	Class A5	United States	Asset-backed Securities	2030	7.86	1,293,000	1.03	1,327,748	0.98	1,270,373	1.02

21.	Freddie Mac Ser. 239, Principal Only	United States	Collateralized Mortgage
			Obligations	2036	zero	1,582,284	0.82	1,297,473	0.78	1,238,453	0.99

22.	Freddie Mac Ser. 242, Principal Only	United States	Collateralized Mortgage
			Obligations	2036	zero	1,541,137	0.79	1,219,108	0.80	1,228,661	0.98

23.	United Kingdom treasury bonds	United Kingdom	Foreign Government Bonds
			& Notes	2036	4 1/4	610,000	1.81	1,105,585	1.92	1,170,750	0.94

24.	Federal National Mortgage Association	United States	U.S. Government Agency
	Pass-Through Certificates		Mortgage Obligations	2035-2036	5 1/2	1,049,324	0.99	1,033,603	0.98	1,033,109	0.83

25.	Fannie Mae Ser. 363, Class 1, Principal	United States	Collateralized Mortgage
	Only		Obligations	2035	zero	1,359,852	0.74	1,006,001	0.74	1,009,966	0.81

26.	Export Development Canada government	Canada	Foreign Government Bonds
	bonds		& Notes	2007	4	1,000,000	1.00	1,000,289	0.99	993,000	0.79

27.	Federal National Mortgage	United States	U.S. Government Agency
	Association Pass-Through		Mortgage Obligations	2037	5	1,000,000	0.97	965,000	0.96	959,844	0.77

28.	Federal National Mortgage Association	United States	U.S. Government Agency
	Pass-Through Certificates		Mortgage Obligations	2021-2035	5	972,293	0.96	932,054	0.96	935,312	0.75

29.	Japan (Government of) 30 yr bonds Ser.	Japan	Foreign Government Bonds
	23		& Notes	2036	2 1/2	106,000,000	0.01	931,710	0.01	898,677	0.72

30.	Canada (Government of) bonds	Canada	Foreign Government Bonds
			& Notes	2033	5 3/4	750,000	1.05	790,658	1.05	790,454	0.63

(b) Investment Real Estate

Not applicable

(c) Other Major Investment Assets

Not applicable

(C) Results of Past Operations

(1) Record of Changes in Net Assets (Class M Shares)

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of January 2007 is as follows:

	Total Net Asset Value		Net Asset Value per Share

	Dollar	Yen
	(thousands)	(millions)	Dollar	Yen

The Third Fiscal Year	2,506	305	13.89	1,691
(October 31, 1997)

The Fourth Fiscal Year	213,868	26,034	12.77	1,554
(October 31, 1998)

The Fifth Fiscal Year	201,429	24,520	11.86	1,444
(October 31, 1999)

The Sixth Fiscal Year	107,329	13,065	10.72	1,305
(October 31, 2000)

The Seventh Fiscal Year	52,481	6,389	10.91	1,328
(October 31, 2001)

The Eighth Fiscal Year	43,686	5,318	11.33	1,379
(October 31, 2002)

The Ninth Fiscal Year	38,446	4,680	12.58	1,531
(October 31, 2003)

The Tenth Fiscal Year	31,245	3,803	12.66	1,541
(October 31, 2004)

The Eleventh Fiscal Year	25,065	3,051	12.10	1,473
(October 31, 2005)

The Twelfth Fiscal Year	21,974	2,675	12.04	1,466
(October 31, 2006)

2006 End of February	23,713	2,887	12.00	1,461
March	23,068	2,808	11.82	1,439
April	22,872	2,784	12.01	1,462
May	22,616	2,753	12.11	1,474
June	21,881	2,664	11.92	1,451
July	21,657	2,636	11.96	1,456
August	22,704	2,764	12.05	1,467
September	22,332	2,718	11.97	1,457
October	21,974	2,675	12.04	1,466
November	22,159	2,697	12.27	1,494
December	21,490	2,616	12.11	1,474
2007 End of January	20,345	2,477	11.94	1,453

(2) Record of Distributions Paid (unaudited)

	Amount of Dividend
Period	paid per Share		Return of Capital

	Dollar	Yen	Dollar	Yen

3rd Fiscal Year (11/1/96 - 10/31/97)	$0.98	119.30	$0.00	0.00

4th Fiscal Year (11/1/97 - 10/31/98)	$0.46	56.00	$0.47	57.21

5th Fiscal Year (11/1/98 - 10/31/99)	$0.69	83.99	$0.09	10.96

6th Fiscal Year (11/1/99 - 10/31/00)	$0.00	0.00	$0.62	75.47

7th Fiscal Year (11/1/00 - 10/31/01)	$0.15	18.26	$0.43	52.34

8th Fiscal Year (11/1/01 - 10/31/02)	$0.44	53.56	$0.00	0.00

9th Fiscal Year (11/1/02 - 10/31/03)	$0.41	49.91	$0.00	0.00

10th Fiscal Year (11/1/03 - 10/31/04)	$1.09	132.69	$0.00	0.00

11th Fiscal Year (11/1/04 - 10/31/05)	$0.48	58.43	$0.00	0.00

12th Fiscal Year (11/1/05 - 10/31/06)	$0.62	75.47	$0.00	0.00

(Note) Record of distribution paid and Net Asset Value per share from February 2006 to January 2007 are as follows:

	Dividend	Net Asset Value
Ex-dividend Date	(dollar)	Per Share (dollar)

February 17, 2006	0.052	11.93
March 22, 2006	0.051	11.90
April 20, 2006	0.052	11.83
May 19, 2006	0.052	12.07
June 22, 2006	0.051	11.83
July 20, 2006	0.052	11.85
August 22, 2006	0.052	12.00
September 21, 2006	0.052	11.98
October 20, 2006	0.052	11.89
November 21, 2006	0.036	12.04
December 19, 2006	0.037	12.13
January 22, 2007	0.036	11.95

(3) Record of Changes in Return Rate (Class M Shares)

Record of changes in Return Rate during the following fiscal years is as follows:

Period	* Return Rate(%)

2nd Fiscal Year (11/1/95-10/31/96)	12.14
3rd Fiscal Year (11/1/96-10/31/97)	3.15
4th Fiscal Year (11/1/97-10/31/98)	(1.28)
5th Fiscal Year (11/1/98-10/31/99)	(1.10)
6th Fiscal Year (11/1/99-10/31/00)	(4.49)
7th Fiscal Year (11/1/00-10/31/01)	7.31
8th Fiscal Year (11/1/01-10/31/02)	8.16
9th Fiscal Year (11/1/02-10/31/03)	14.86
10th Fiscal Year (11/1/03-10/31/04)	9.77
11th Fiscal Year (11/1/04-10/31/05)	(0.73)
12th Fiscal Year (11/1/05-10/31/06)	4.79

*Return Rate (%) =[[Ending NAV*A]]/Beginning NAV]-1

“A” shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1.

Provided that Beginning NAV, means net asset value per share at the end of the fiscal year immediately preceding the relevant fiscal year, and Ending NAV means net asset value per share at the end of the relevant fiscal year.

II. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O. Box 41203, Providence, RI 02940-1203, U. S. A.

The Japanese investors who entrust the custody of their shares to a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. The Closing Period of the Shareholders’ Book

No provision is made.

3. There are no annual shareholders’ meetings. Special shareholders’ meetings may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.

4. No special privilege is granted to shareholders.

The acquisition of shares by any person may be restricted.

PART II. DETAILED INFORMATION ON THE FUND I. ADDITIONAL INFORMATION ON THE FUND

1. History of the Fund:

June 30, 1986:	Organization of the Fund as a Massachusetts business trust.
Adoption of the Agreement and Declaration of Trust.

February 24, 1987:	Adoption of the Amended and Restated Agreement and
Declaration of Trust.

December 3, 1993:	Adoption of the Amended and Restated Agreement and
Declaration of Trust

May 13, 2002:	Adoption of the Amended and Restated Agreement and
Declaration of Trust

2 Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

(1) Form of the Fund

Putnam Global Income Trust is a Massachusetts business trust organized on June 30, 1986. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. Prior to May 13, 2002, the Fund was known as Putnam Global Governmental Income Trust.

The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund’s shares are not currently divided into series. Only the Fund’s class M shares are currently offered in Japan. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may choose to redeem the shareholder’s shares without the shareholder’s permission, and send the shareholder the proceeds. To the extent permitted by applicable law, the Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

(2) Governing Laws

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund’s shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elects to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

Chapter 182 provides in part as follows:

A copy of the Declaration of Trust must be filed with the Secretary of The Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the Declaration of Trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of The Commonwealth on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the “1940 Act”), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the “SEC”), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

The Securities Act of 1933, as amended (the “1933 Act”), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code

The Fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund’s shares.

3 Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

II. PROCEDURES, ETC.

1. Procedures for Application (Sales), etc.:

a. Sales in the United States

Investors residing in the U.S. can open a fund account with as little as $500 and make subsequent investments in any amount. The minimum investment is waived if the investor makes regular investments weekly, semi-monthly, or monthly through automatic deductions from the investor’s bank checking or savings account. Currently, Punam is waiving the minimum, but reserves the right to reject initial investments under the minimum. The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. An investor’s financial advisor or Putnam Investor Services generally must receive the investor’s completed buy order before the close of regular trading on the New York Stock Exchange for the investor’s shares to be bought at that day’s offering price.

Investors residing in the U.S. can buy shares:

»Through a financial advisor. The investor’s advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge investors for their services. Alternatively, an investor may request an account application from Putnam Investor Services. An investor may simply complete the application and write a check for the amount the investor wishes to invest, payable to the fund. Return the check and completed form to Putnam Investor Services.

»Through systematic investing. Investors can open an account by filling out the systematic investing section of the account application. An investor may simply specify the frequency of regular investments (weekly, semi-monthly or monthly) through automatic deductions from the investor’s bank checking or savings account Application forms are available through the investor’s advisor or by calling Putnam Investor Services at 1-800-225-1581.

»Through an investor's employer’s retirement plan. If investors participate in a retirement plan that offers the fund, they may please consult their employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, Putnam Investor Services may not be able to open an investor’s Fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening an investor’s account, the Fund reserves the right to close the investor’s account.

Other methods of making subsequent investments:

»Via the Internet or phone. If an investor has an existing Putnam fund account and has completed and returned an Electronic Investment Authorization Form, the investor can buy additional shares online at www.putnam.com. For more information, contact the investor’s advisor or Putnam Investor Services.

» By mail. An investor may also request a book of investment stubs for their account. Complete an investment stub and write a check for the amount the investor wishes to invest, payable to the fund. Return the check and investment stub to Putnam Investor Services.

By wire transfer. An investor may buy fund shares by bank wire transfer of same-day funds. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund's designated bank before the close of regular trading on the New York Stock Exchange. An investor’s bank may charge for wiring same-day funds. Although the fund's designated bank does not currently charge for receiving same-day funds, it reserves the right to charge for this service. An investor cannot buy shares for tax-qualified retirement plans by wire transfer.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Class M shares

»Initial sales charge of up to 3.25%

»Lower sales charges available for investments of $50,000 or more

»No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

»Lower annual expenses, and higher dividends, than class B or C shares (not offered in Japan) because of lower 12b-1 fees

»Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

»No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

»Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares, is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial advisor.

Initial sales charges for class M shares

	Class M sales charge
	as a percentage of*:

Amount of purchase at
offering price ($)	Net amount invested	Offering price**

Under 50,000	3.36%	3.25%

50,000 but under 100,000	2.30	2.25

100,000 but under 250,000	1.27	1.25

250,000 but under 500,000	1.01	1.00

500,000 but under 1,000,000	1.01	1.00

1,000,000 and above	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

The Fund offers two principal ways for an investor to qualify for discounts on initial sales charges on class A shares (not offered in Japan) and class M shares, often referred to as “breakpoint discounts:”

• Right of Accumulation. An investor can add the amount of their current purchases of class M shares of the Fund and other Putnam funds to the value of their existing accounts in the Fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial advisors. For an investor’s current purchases, an investor will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of their current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of an investor’s existing accounts and any linked accounts, the Fund will use the current maximum public offering price of those shares.

• Statement of Intention. A statement of intention is a document in which you agree to make purchases of class M shares in a specified amount within a period of 13 months. For each purchase an investor makes under the statement of intention an investor will pay the initial sales charge applicable to the total amount an investor has agreed to purchase. While a statement of intention is not a binding obligation on an investor, if the investor does not purchase the full amount of shares within 13 months, the Fund will redeem shares from an investor’s account in an amount equal to the higher initial sales charge an investor would have paid in the absence of the statement of intention.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

• Individual accounts

• Joint accounts

• Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

• Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

• Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, an investor should inform their financial advisors at the time the investor purchases shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or an investor’s financial advisor may ask an investor for records or other information about other shares held in the investor’s accounts and linked accounts, including accounts opened with a different financial advisor. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investment’s website at www.putnam.com/individual by selecting “Mutual Funds.”

An investor may be eligible to buy Class M shares at reduced sales charges. Putnam Retail Management Limited Partnership received $17,581, $4,877 and $5,715 in total front-end sales charges for Class M shares for fiscal years 2004, 2005 and 2006 respectively, of which it retained $1,518, $441 and $315 respectively, after dealer concessions.

A deferred sales charge of 0.40% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase. Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

b. Sales in Japan

It is agreed and understood that the Shares of the Fund shall be offered by the Distributor to non-U.S. persons in Japan only and not to any “U.S. Person” as such person is defined below. In addition, if a shareholder becomes a U.S. Person after purchasing shares, the shareholder may hold shares continuously pursuant to the Account Contract (as defined below) but may not purchase additional shares from the Distributor in Japan.

A “U.S. Person” means any of the following: (1) a citizen or resident of the United States for U.S. federal income tax purposes; (2) a corporation, partnership or other legal entity organized under the law of the United States or any of its political subdivisions; (iii) any estate or trust which is subject to United States federal income taxation regardless of the source of its income. For purposes of this definition, the “United States” means the United States of America and any of its states, territories, possessions or the District of Columbia.

In Japan, shares of the Fund are offered on any business day and on any business day of the securities company in Japan during the subscription period mentioned in “7. Period of Subscription, Part I Information Concerning Securities” of a securities registration statement pursuant to the terms set forth in “Part I. Information Concerning Securities” of the relevant securities registration statement. A Distributor or a Sales Handling Company shall provide to the investors a contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the “Account Contract”) and receive from such investors an application for requesting the opening of a transactions account under the Account Contract. The purchase shall be made in the minimum investment of 300 Shares and in integral multiples of 100 Shares for the initial subscription and of 100 Shares and integral multiples of 100 Shares for any subsequent subscription. Provided, however, even in the case of the subsequent subscription, a Shareholder shall hold 300 Shares or more after the subscription.

The issue price for shares during the subscription period shall be, in principal, the net asset value per Share next calculated on the day on which the Fund has received such application. The trade day in Japan is the day when the Distributor or the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth business day after and including the Trade Day. The public offering price means the amount calculated by dividing the net asset value by (1-0.0325) and rounded to three decimal places. The sales charge in Japan shall be 3.15% (3% before consumption tax) of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the “Sales Price”). Any amount (understood to be 0.25% of net asset value), which is over the net asset value, of the Sales Price shall be retained by Putnam Retail Management Limited Partnership (hereinafter referred to as “Putnam Retail Management”), principal underwriter of the Fund.

The investors having entrusted a Distributor or a Sales Handling Company with safekeeping of the certificates for Fund shares will receive Trade Balance Report on Shares etc. In such case payment shall be made in yen in principal and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by the Distributor or the Sales Handling Company. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Company can agree.

In addition, the Distributors or the Sales Handling Companies who are members of the Japan Securities Dealers’ Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than ¥100,000,000 or the Shares otherwise cease to comply with the “Standards of Selection of Foreign Investment Fund Securities” in the “Regulations Concerning the Transaction of Foreign Securities” established by the Association.

Distribution (12b-1) plans

The Fund has adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at the annual rate (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of an investor’s investment. The higher fees for class M shares may cost investors more than paying the initial sales charge for class A shares (not available in Japan). Because class M shares, unlike class B shares (not available in Japan), do not convert to class A shares, class M shares may cost investors more over time than class B shares.

2. Procedures for Repurchase of Shares, etc.:

a. Repurchase in the United States

Investors residing in the U.S. can sell their shares back to the Fund any day the NYSE is open, either through the investor’s financial advisor or directly to the Fund. Payment for redemption may be delayed until the Fund collects the purchase price of shares, which may take up to 10 calendar days after the purchase date.

The fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 90 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements entered into by Putnam Retail Management and a dealer. The fee will not apply to shares sold or exchanged by a Section 529 college savings plan or a Putnam fund-of-funds, or to redemptions for the purpose of paying benefits pursuant to tax-qualified retirement plans. In addition, for investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee applies only to exchanges of shares purchased by exchange, and will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

ADDITIONAL DEALER PAYMENTS

As described above and in the section “Distribution Plans,” dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described below under “Distribution Plans.” For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in this document.

Marketing Support Payments

Putnam Retail Management and its affiliates will make payments to certain dealers for marketing support services, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer. These payments are made to dealers that are registered as holders of record or dealers of record for accounts in the fund. These payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered.

Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Marketing support payments to any one dealer are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2006:

A.G. Edwards & Sons, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.

Advantage Capital Corporation	MetLife Securities, Inc

AIG Financial Advisors, Inc.	ML Life Insurance Company of New York

American General Securities Incorporated	Morgan Stanley DW Inc.

American Portfolios Financial Services, Inc.	Multi-Financial Services Corporation

Ameriprise Financial Services, Inc.	Mutual Service Corporation

Associated Securities Corporation	National Planning Corporation

AXA Financial Services, Inc.	New England Securities Corporation

Bank of New York	Next Financial Group, Inc,

Bank One Securities Inc.	NFP Securities, Inc.

Cadaret, Grant & Co. Inc	Oppenheimer & Co. Inc.

Chase Investment Services Corp.	People’s Securities

Citicorp Investment Services	PFS Investments, Inc.

Citigroup Global Markets, Inc.	Piper Jaffray & Co

Commonwealth Equity Services	PNC Investments

Contemporary Financial Solutions	Prime Vest Financial Services, Inc.

CUNA Brokerage Services, Inc.	Raymond James & Associates, Inc.

Edward D. Jones & Co	Raymond James Financial Services, Inc.

Financial Network Investment Corp.	RBC Dain Rauscher, Inc.

FSC Securities Corporation	Robert W. Baird & Co. Incorporated

Genworth Financial Securities Corp.	Royal Alliance Associates

Goldman, Sachs and Co.	Securities America Financial Corporation, Inc.

HD Vest Investment Securities, Inc.	Signator Investors, Inc.

ING Financial Advisers, LLC	SII Investments

ING Financial Partners	SMBC Friend Securities Co., Ltd.

INVEST Financial Corporation	SunTrust Investment Services, Inc.

Investment Centers of America, Inc.	TCF Investments, Inc.

J.P. Morgan Securities Inc.	Terra Securities Inc.

Janney Montgomery Scott LLC	U.S. Bancorp Investments, Inc.

Key Investment Services	UBS Financial Services Inc.

Lincoln Financial Advisors Corp.	United Planners Financial Services of America

Lincoln Investment Planning, Inc.	Wachovia Securities, LLC

Linsco/Private Ledger Corp.	Walnut Street Securities, Inc.

M L Stern & Company	Waterstone Financial Group Inc.

M&T Securities, Inc	Wells Fargo Investments, LLC

McDonald Investments, Inc.	WM Financial Services

Mellon Financial Markets, LLC	Woodbury Financial Services, Inc.

Merrill Lynch Life Insurance Company

Additional dealers may receive marketing support payments in 2007 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2006 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments

Putnam Retail Management and its affiliates will also make payments to certain dealers that sell Putnam fund shares through retirement plans and other investment programs to compensate dealers for a variety of services they provide to such programs. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates will make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2006:

ADP Broker-Dealer, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.

Ameriprise Financial Services, Inc.	MFS Heritage Trust Company

AST Trust Company	MFS Retirement Services, Inc.

BISYS Retirement Services, Inc.	MidAtlantic Capital Corporation

Ceridian Retirement Plan Services, Inc.	National Financial Services LLC

Charles Schwab & Co., Inc.	Nationwide Investment Services Corp

Charles Schwab Trust Company	Nationwide Life Insurance Company

Correll Co.	Newport Retirement Services, Inc.

CPI Qualifed Plan Consultants, Inc.	NYLIFE Distributors LLC

DailyAccess Corporation	Plan Administrators, Inc.

Dyatech, LLC	Principal Life Insurance Co.

ExpertPlan, Inc.	Princor Financial Services, Inc.

Financial Administrative Services Corp.	Reliance Trust Company

Fiserv Trust Company	SunTrust Bank

Hartford Life Insurance Co.	Trusource, a division of Union Bank of California,
N.A.

Invesmart, Inc.	Union Bank of California, N.A.

July Business Services	Upromise Investments, Inc.

Massachusetts Mutual Life Insurance Co.	VALIC Retirement Services Company

McLeod Administrative Services Inc.	Wachovia Bank, N.A.

Mercer HR Services LLC	Wells Fargo Bank, N.A.

Additional dealers may receive program servicing payments in 2007 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2006 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments

From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enable Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Certain dealers also receive payments from the funds’ transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions both for affiliated and unaffiliated entities noted in the discussion under the heading “Management – Investor Servicing Agent and Custodian,” to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. See the discussion under the heading “Management – Investor Servicing Agent and Custodian” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

In addition to payments to dealers described above, PFTC or Putnam Retail Management may, at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of the plan that would otherwise be payable by the plan.

Selling shares through the investor’s financial advisor

An investor’s advisor must receive the investor’s request in proper form before the close of regular trading on the NYSE for the investor to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee. The investor’s advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge the investor for the advisor’s services.

Selling shares directly to the Fund

Putnam Investor Services must receive an investor’s request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable sales charge and short-term trading fee.

By mail

The investor should send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If investors have certificates for the shares investors want to sell, investors must return them unendorsed with the investor’s letter of instruction.

By telephone

Investors may use the Investment Management Company’s telephone redemption privilege to redeem shares valued at less than $100,000 unless investors have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless investors indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for investors’ shares. The telephone redemption privilege may be modified or terminated without notice.

Share held through the investor’s employer’s retirement plan. For information on how to sell shares of the fund that were purchased through the investor’s employer’s retirement plan, including any restrictions and charges that the plan may impose, the investor should consult their employer.

Additional requirements

In certain situations, for example, if investors sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

Payment information

The Fund generally sends an investor payment for the investor’s shares the business day after the investor’s request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. The investor will not receive interest on uncashed redemption checks.

Redemption by the Fund

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem an investor’s shares without the investor’s permission and send the investor the proceeds. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund’s performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund’s expenses and diluting the Fund’s net asset value. Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the Fund.

Because the Fund invests in non-U.S. securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated bonds may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, Putnam Management and the Fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by imposing short–term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management’s Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on the Fund’s internal parameters for detecting excessive short-term trading, which consider the number of “round trip” transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that Putnam Management or the Fund considers to be excessive or inappropriate, Putnam Management will issue the investor and the financial intermediary involved in the activity, if any, a written warning. In addition, Putnam Management will also communicate instances of excessive short-term trading to the compliance staff of an investor’s broker, if one is identified.

In addition to enforcing these exchange parameters, Putnam Management and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the Fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the Fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the Fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the Fund or other Putnam funds. The Fund may take these steps in its discretion even if the investor’s activity may not have been detected by the Fund’s current monitoring parameters.

Limitations on the Fund’s policies. There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the Fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the Fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

b. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their Shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or the Sales Handling Company on a Fund business day that is business day of the securities companies in Japan. The repurchase shall be made in integral multiples of 100 shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Mitsubishi UFJ, provided the request is received before the close of regular trading on the New York Stock Exchange. The payment of the price shall be made in yen through the Distributors or the Sales Handling Companies pursuant to the Account Contracts or, if the Distributors or the Sales Handling Companies agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.

c. Suspension of Repurchase:

The Fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the U.S. Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the U.S. Securities and Exchange Commission for protection of investors.

III. MANAGEMENT AND ADMINISTRATION

1. Outline of Management of Assets, etc.:

(1) Valuation of assets:

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 3:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value, which may differ from recent market prices.

(2) Custody of Shares:

Share certificates shall be held by shareholders at their own risk.

The custody of the share certificates (if issued) representing shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of Mitsubishi UFJ. Trade Balance Report on Shares, etc. shall be delivered by the Handling Securities Companies to the Japanese Shareholders.

(3) Duration:

Unless terminated, the Fund shall continue without limitation of time.

(4) Accounting Period:

The accounts of the Fund will be closed each year on 31st October.

(5). Miscellaneous:

a. Liquidation

The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

b. Authorized Shares:

There is no prescribed authorized number of shares, and shares may be issued from time to time.

c. Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

d. How Performance Is Shown:

Fund advertisements may, from time to time, include performance information. “Yield” is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with U.S. SEC regulations and may differ from net investment income as determined for financial reporting purposes. U.S. SEC regulations require that net investment income be calculated on a “yield-to-maturity” basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

Yield is based on the price of the shares, including the maximum initial sales charge.

“Total return” for the one-, five- and ten-year periods (or for such shorter periods as the Fund has been in operation or shares of the relevant class have been outstanding) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class M shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used. For the one-year, five-year and ten-year periods ended October 31, 2006, the average annual total return for Class M shares of the Fund was 1.36%, 6.53% and 3.54%, respectively. Returns for Class M shares reflect the deduction of the current maximum initial sales charge of 3.25% for Class M shares. The 30-day yield for the Class M shares of the Fund at public offering price (POP), for the period ended October 31, 2006 was 3.46% with expense limitation and 3.21% without expense limitation.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund’s investment objectives and policies. These factors should be considered when comparing the Fund’s investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

e. The Procedures Concerning Amendments to Bylaws and Concerning Novation of Agreements Concluded Between the Related Companies, etc.:

(i) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of shareholders holding a majority of the shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of shares but not the holders of all outstanding series and classes shall be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series and class affected and no vote of shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.

(ii) Bylaws:

The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

(iii) Management Contract

The Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager.

(iv) Custodian Agreement

The Custodian Agreement with Putnam Fiduciary Trust Company shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided either party may at any time immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the other party or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction. No provision of this Agreement may be amended or terminated except by a statement in writing signed by the party against which enforcement of the amendment or termination is sought.

The Custodian Agreement with State Street Bank and Trust Company shall become effective as of its execution and shall continue in full force and effect for an initial term of (4) years from the date hereof, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days’ prior written notice to the other of its intent not to renew. If this Agreement is terminated (the effective date of such termination being referred to as the “Termination Date”), the Custodian shall, at the reasonable request of the Funds, and subject to the consent of the Custodian (which consent shall not be unreasonably withheld or delayed), continue to provide services hereunder for a period (the “Extension Period”) not to exceed ninety (90) days from the Termination Date, and the compensation payable to the Custodian for its services and expenses during such Extension Period shall not exceed one hundred and five percent (105%) (per annum) of the compensation last agreed upon by each Fund and the Custodian and in effect immediately prior to the Termination Date.

(v) Sub-Management Contract

The sub-management contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by Sub-Investment Management Company or Investment Management Company, on 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Investment Management Company or the Fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

(vi) Investor Servicing Agreement

The Agreement shall continue indefinitely until terminated by not less than ninety (90) days prior written notice given by the Fund to the Investor Servicing Agent, or by not less than six months prior written notice given by the Investor Servicing Agent to the Fund.

In the event that in connection with any such termination a successor to any of the Investor Servicing Agent's duties or responsibilities is designated by the Fund by written notice to the Investor Servicing Agent, the Investor Servicing Agent will cooperate fully in the transfer of such duties and responsibilities, including provision for assistance by the Investor Servicing

Agent's personnel in the establishment of books, records and other data by such successor. The Fund will reimburse the Investor Servicing Agent for all expenses incurred by the Investor Servicing Agent in connection with such transfer.

(vii) Master Sub-Accounting Servicing Agreement

The Master Sub-Accounting Servicing Agreement takes effect upon its execution and remains in full force for an initial term 7 years from the date of execution, and shall automatically renew for additional consecutive 3 year terms, unless either party gives 180 days' prior written notice to the other of its intent not to renew. This Agreement shall be modified or amended from time to time by mutual written agreement of the parties to this Agreement.

(viii) Agent Securities Company Agreement

The Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to the Agreement, subject to the appointment of a successor agent securities company for the Fund in Japan insofar as such appointment is required in Japan.

(ix) Japan Dealer Sales Contract

Either party may terminate the Contract, without cause, upon 30 day's written notice to the other party. Either party may also terminate the Contract for cause upon the violation by the other party of any of the provisions, such termination to become effective on the date such notice of termination is mailed to the other party.

2. Outline of Disclosure System:

(1) Disclosure in U.S.A.:

a. Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the investment fund is required to send to its shareholders annual and semi-annual reports containing financial information.

b. Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement annually in accordance with the Investment Company Act of 1940.

(2) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Securities and Exchange Law:

When the Fund intends to offer the shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of Trust of the Fund and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for investors and any other persons who desire at the Kanto Local Finance Bureau of the Ministry of Finance.

The Distributor or the Sales Handling Companies in Japan of the shares shall deliver to the investors prospectuses (“Kofu Mokuromisho” or “Prospectus to be delivered”) the contents of which are substantially identical to Part I and Part II of the securities registration statements. Moreover, the Distributor or the Sales Handling Companies of the shares shall deliver to the investors prospectuses (“Seikyu Mokuromisho” or “Prospectus to be delivered, if requested”) the contents of which are substantially identical with Part III of the securities registration statements, when investors require such prospectuses. For the purpose of disclosure of the financial conditions, etc., the Fund shall submit to the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan.

(ii) Disclosure Required under the Law Concerning Investment Trust Fund and Investment Company:

When the Fund handles offering or selling of Fund Shares in Japan, the Fund must file with the Commissioner of the Financial Services Agency of Japan a prior notification concerning certain matters of the Fund in accordance with the Law Concerning Investment Trust Fund and Investment Company (the “Investment Fund Law”). Also, when the Investment Management Company makes changes to the Agreement and Declaration of Trust, the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan a prior notification thereof, including the contents of such changes. Further, in accordance with the Investment Fund Law, the Investment Management Company must prepare an investment management report with regard to certain matters relating to the Fund’s assets immediately after the end of each fiscal period of the Fund and must immediately file above report with the Commissioner of the Financial Services Agency.

b. Disclosure to Japanese Shareholders:

When the Trustees makes changes to the Agreement and Declaration of Trust, if the contents of such changes are material, the Investment Management Company must give 30 days prior public notice thereof, including the contents of such changes, before such changes are made, and its written notice stating these matters must be given to Japanese Shareholders known to the Distributors or the Sales Handling Companies in Japan ; provided, however, that if such written notice is delivered to all Japanese Shareholders, no public notice is required.

The Japanese Shareholders will be notified of the material facts which would change their position, including notices from the Trustees, through the Distributors or the Sales Handling Companies.

The investment management report mentioned in sub-paragraph (a), (ii) above will be delivered to Japanese Shareholders known to the Distributors or the Sales Handling Companies.

3. Rights of Shareholders, etc.:

(1) Rights of Shareholders, etc.

Shareholders must register their shares in their own name in order to exercise directly their rights as shareholders. Therefore, the shareholders in Japan who entrust the custody of their shares to the Handling Securities Company cannot exercise directly their shareholder rights, because their shares are registered in the name of the custodian. Shareholders in Japan may have the Handling Securities Companies exercise their rights on their behalf in accordance with the Account Agreement with the Handling Securities Companies.

Shareholders in Japan who do not entrust the custody of their shares to the Handling Securities Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders are entitled to receive any distribution declared by the Trustees. Distributions are normally made from net investment income monthly and from any net realized capital gains annually. Distributions from net capital gains are made after applying any available capital loss carryovers.

Shareholders may choose three distribution options, though investors in Japan may only choose the last alternative:

- Reinvest all distributions in additional shares;

- Receive any distributions from net investment income, and net short-term capital gains in cash while reinvesting net long-term capital gains distributions in additional shares; or

- Receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of The Commonwealth of Massachusetts, the accounting books at the discretion of the Court and the minutes of any shareholders’ meetings.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is any untrue statement of a material fact in the U.S. Registration Statement, or any omission of any statement of material fact required to be stated therein or necessary to make the statements therein misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustee of the issuer (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the relevant shares.

(2) Foreign Exchange Control in U.S.A.:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese shareholders.

(3) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;

a. the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

b. representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of Ministry of Finance and the continuous disclosure is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

(4) Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to (3) b above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

IV. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

[Omitted, in Japanese version, reports of independent accountants, financial statements, financial highlights, notes to financial statements and the portfolio of the Fund and Japanese translations thereof are incorporated here]

2. CONDITION OF THE FUND

Statement of Net Assets (unaudited)

		(As of the end of January 31, 2007)

		$	Yen

			(in thousands)

a. Total Assets		634,216,891	77,203,222

b. Total Liabilities		509,060,208	61,967,899

c. Total Net Assets		125,156,683	15,235,323
(a-b)

d. Total Number of Shares	Class A	7,111,650	Shares
Outstanding	Class B	1,131,959	Shares
	Class C	246,311	Shares
	Class M	1,703,946	Shares
	Class R	10,106	Shares
	Class Y	225,379	Shares

			(yen)
e. Net Asset Value	Class A	12.02	1,463
per Share	Class B	11.98	1,458
	Class C	11.99	1,460
	Class M	11.94	1,453
	Class R	12.01	1,462
	Class Y	12.02	1,463

V. Record of Sales and Repurchases (Class M Shares)

Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of such Fiscal Years are as follows:

			Net Increase
	Number of	Number of Shares	(Decrease) in Shares	Number of
	Shares Sold	Repurchased	Outstanding	Outstanding Shares

3rd Fiscal Year	121,290	71,842	49,448	180,450
(11/1/96 - 10/31/97)	[0]	[0]	[0]	[0]

4th Fiscal Year	25,266,457	8,693,157	16,573,300	16,753,750
(11/1/97 - 10/31/98)	[25,132,400]	[8,531,000]	[16,601,400]	[16,601,400]

5th Fiscal Year	6,141,075	5,912,852	228,223	16,981,973
(11/1/98 - 10/31/99)	[6,010,300]	[5,740,400]	[269,900]	[16,871,300]

6th Fiscal Year	221,771	7,189,761	(6,967,990)	10,013,983
(11/1/99 - 10/31/00)	[172,000]	[7,124,000]	[(6,952,000)]	[9,919,300]

7th Fiscal Year	843,119	6,048,713	(5,205,594)	4,808,389
(11/1/00 - 10/31/01)	[794,500]	[5,974,900]	[(5,180,400)]	[4,738,900]

8th Fiscal Year	729,620	1,681,546	(951,926)	3,856,463
(11/1/01 - 10/31/02)	[418,100]	[1,423,300]*	[(1,005,200)]	[3,733,700]

9th Fiscal Year	452,318	1,252,242	(799,924)	3,056,539
(11/1/02 - 10/31/03)	[293,600]	[1,111,200]	[(817,600)]	[2,916,100]

10th Fiscal Year	114,531	702,762	(588,231)	2,468,308
(11/1/03 - 10/31/04)	[35,900]	[603,800]	[(567,900)]	[2,348,200]

11th Fiscal Year	138,817	535,887	(397,070)	2,071,238
(11/1/04 - 10/31/05)	[3,500]	[481,400]	[(477,900)]	[1,870,300]

12th Fiscal Year	160,468	407,157	(246,689)	1,824,549
(11/1/05 - 10/31/06)	[7,800]	[309,400]	[(301,600)]	[1,568,700]

Note 1: The number of Shares sold, repurchased and outstanding in the brackets represents those sold, repurchased and outstanding in Japan. The Shares have been sold in Japan since December 1, 1997.

Note 2: The number of Shares repurchased in Japan, *1,423,300 includes 77,700 that had been transferred to Merrill Lynch Pierce Fenner and Smith on March 28, 2002.

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

1. Outline of the Management Company

(1). Fund

(1) Amount of Capital Stock

Not applicable.

(2) Structure of the Management of the Fund

The Trustees are responsible for generally overseeing the conduct of the Fund’s business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Trust. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Trust, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the

Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustee shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects on the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders’ meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, and is qualified in its entirety by reference to each of those documents.

(2) Putnam Investment Management LLC. (Investment Management Company)

(1) Outline of Investment Management Company:

1) Amount of member’s equity (as of the end of January, 2007): $71,036,022*

2) Record of Amount of Member’s equity (for the latest 5 years):

Year	Member’s Equity
End of 2002	$138,739,094
End of 2003	$144,486,036
End of 2004+	-$9,155,466
End of 2005	$73,231,356
End of 2006	$70,594,104*

*Unaudited

+During 2004, Putnam Investment Management accrued $223,524,388 of regulatory settlements. This, along with net intercompany transactions with the Parent and its affiliates resulted in the decrease. Net income for the year ended December 31, 2004 was $89,819,256. This was offset by $243,460,758 of net intercompany transactions, which are factored as a reduction of Members’ Equity.

(2) Structure of the Management of the Company

Investment Management Company is ultimately managed by its managing members. The Sub-Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each fund managed by the Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, the Investment Management Company’s Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of on-site visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

The Investment Management Company’s Core Fixed-Income Team has primary responsibility, and its members have joint responsibility for the day-to-day management of the Fund’s portfolio.

2. Description of Business and Outline of Operation

(1). Fund

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund’s assets. The Fund has retained Putnam Investment Management LLC., the investment adviser, to render investment advisory services and State Street Bank and Trust Company, to hold the assets of the Fund in custody and Putnam Fiduciary Trust Company to act as the Investor Servicing Agent.

(Note) Putnam Fiduciary Trust Company is managing the transfer of the Fund's assets to State Street. This transfer is expected to be completed during the first half of 2007. Putnam Fiduciary Trust Company will remain custodian with respect to Fund assets until the assets are transferred.

Putnam Management has retained its affiliate, Sub-Investment Management Company to manage a separate portion of the assets of the Fund. Subject to the supervision of Putnam Management, Sub-Investment Management Company is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

Sub-Investment Management Company provides a full range of international investment advisory services to institutional and retail clients.

(2). Investment Management Company

Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of January 31 2007, Investment Management Company managed, advised, and/or administered the following 107 funds and fund portfolios (having an aggregate net asset value of over $122.7 billion):

		(as of the end of January 2007)
Country where Funds	Principal Characteristic	Number	Net Asset Value
are established or		of Funds	(million dollars)
managed
U.S.A.	Closed End Bond	11	$4,258.39
	Open End Balanced	13	$34,470.76
	Open End Bond	32	$28,144.83
	Open End Equity	51	$55,840.50
	Total	107	$122,714.49

3. Financial Conditions of the Management Company:

(1). Fund

the same as “IV Financial Conditions of the Fund” in “PART II DETAILED

INFORMATION ON THE FUND.”

(2). Investment Management Company

[Omitted in this English Translation, in Japanese version, Independent Registered Public Accounting Firm’s’Report, PIM’s financial statements and notes to financial statements and Japanese translations thereof are incorporated here]

4. Restrictions on Transactions with Interested Parties:

(1). Fund

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee’s name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund’s SRS and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(2). Investment Management Company

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee’s name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund’s SRS and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

5. Miscellaneous

(1) Fund

(1) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(2) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(3) Litigation and Other Significant Events

Nothing which has or which would have a material adverse effect on the Fund has occurred which has not been disclosed. (Pertaining to the Investment Management Company, see the section "5. (2).(5) .) The fiscal year end of the Fund is October 31. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

(2). Investment Management Company

(1)Election and Removal of Directors

Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment Management Company.

(2) Results of operations

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(3) Supervision by SEC of Changes in Directors and Certain Officers

Putnam files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports, lists and provides certain information relating to directors and officers of Investment Management Company.

Under Section 9 (b) of the Investment Company Act of 1940 the SEC may prohibit any director or officer from remaining in office, if the SEC judges that such director or officer has willfully violated any provision of the federal securities law.

(4) Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

a. Articles of Organization of the Investment Management Company may be amended, under the Delaware Limited Liability Company Act, by appropriate shareholders’ vote.

b. The Investment Management Company has no direct subsidiaries.

c. Under the Limited Liability Company Act of The State of Delaware, merger or transfer of business requires the consent of the Member.

d. The fiscal year end of the Investment Management Company is December 31.

(5) Litigation, etc.

Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $17,209 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services This amount is included in Fees Waived and Reimbursed by Manager or Affiliate on the Statement of operations.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the Fund.

II. OUTLINE OF THE OTHER RELATED COMPANIES

1. Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian)

(1) Amount of Capital

U.S.$94,176,892* (approximately 7.4 billion Yen) as of January 31, 2007 * unaudited

(2) Description of Business

Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam, LLC, parent of Putnam. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception and custody services since 1990.

(3) Outline of Business Relationship with the Fund

Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

2. Putnam Retail Management Limited Partnership (the Principal Underwriter)

(1) Amount of Capital

U.S.$32,246,107* (approximately 7.0 billion Yen) as of January 31, 2007 * unaudited

(2) Description of Business

Putnam Retail Management Limited Partnership is the Principal Underwriter of the shares of Putnam Funds including the Fund.

(3) Outline of Business Relationship with the Fund

Putnam Retail Management Limited Partnership engages in providing marketing services to the Fund.

3. Mitsubishi UFJ Securities Co., Ltd. (Distributor in Japan and Agent Company)

(1) Amount of Capital

¥65.518 billion as of January 31, 2007

(2) Description of Business

The Distributor is a registered securities company pursuant to the Securities and Exchange Law of Japan and engages in the securities business including selling and buying, mediation of selling and buying, underwriting and subscription of securities.

(3) Outline of Business Relationship with the Fund

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

4. Putnam Investments Limited (Sub-Investment Management Company)

(1) Amount of Capital

U.S.$26,344,825*(approximately JPY 2.6 billion) as of the end of January, 2007 * unaudited

(2) Description of Business:

Putnam Investments Limited is a United Kingdom corporation and is a wholly-owned indirect subsidiary of Putnam, LLC, parent company of Putnam Investment Management, LLC. PIL provides a full range of international investment advisory services to institutional and retail clients.

(3) Outline of Business Relationship with the Fund

Putnam Investments Limited provides investment advisory services for a portion of the Fund’s assets as determined by Putnam Investment Management, LLC.

5. State Street Bank and Trust Company (the Custodian and Sub-Accounting Services Agent)

(1) Amount of Capital

Total consolidated shareholder's equity: U.S.$6.769 billion (JPY 824.0 billion) as of the end of December, 2006.

(2) Description of Business

State Street Bank and Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust Company has been providing custody services to mutual funds, since 1924 and to the Fund since January 2007.

(3) Outline of Business Relationship with the Fund

State Street Bank and Trust Company provides custody and sub-accounting services to the Fund.

6. Capital Relationships

100% of the interests in Putnam Investment Management LLC. and Putnam Investments Limited are held by Putnam, LLC (in the case of Putnam Investments Limited, indirectly through several wholly-owned subsidiaries of Putnam, LLC).

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

(OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS)

[Please review a separate Word file, "Part III (English) w cmts from PEEF Dec 2006.doc ".]

IV. REFERENCE INFORMATION

The following documents were filed with the Director of Kanto Local Finance Bureau of the Ministry of Finance in connection with the Fund (during the 12th accounting period of the Fund).

November1, 2005:	Amendment to Securities Registration Statement

March 31, 2006:	Securities Registration Statement
Annual Securities Report (the 11th term)

July 31, 2006:	Semi-annual Report (during the 12th term)
Amendment to Securities Registration Statement